                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 30, 2004


                       EXCHANGE NATIONAL BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Missouri                        0-23636                43-1626350
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(State or other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
      Incorporation)                                         Identification No.)


132 East High Street, Jefferson City, Missouri                       65101
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   (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (573) 761-6100


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On July 30, 2004, Exchange National Bancshares, Inc. issued a press release announcing second quarter 2004 earnings. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         Exhibit No.      Description
         -----------      ------------------------------------------------------
         Exhibit 99       Exchange National Bancshares, Inc. press release dated
                          July 30, 2004

                                      * * *


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EXCHANGE NATIONAL BANCSHARES, INC.


Date: July 30, 2004
                                           By: /s/ James E. Smith
                                               ---------------------------------
                                               James E. Smith
                                               Chairman and CEO


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

                                  EXHIBIT INDEX


         Exhibit No.      Description
         -----------      ------------------------------------------------------
         Exhibit 99       Exchange National Bancshares, Inc. press release dated
                          July 30, 2004.


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